UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
November 2, 2016
TEGNA INC.
(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia		22107-0150
(Address of principal executive offices)		(Zip Code)
(703) 873-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 2, 2016, TEGNA Inc. reported its consolidated financial results for the third quarter and nine months ended September 30, 2016. A copy of this press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Index to Exhibits attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: November 2, 2016	By:	/s/ Clifton A. McClelland III
Clifton A. McClelland III
Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	TEGNA Inc. News Release dated November 2, 2016 (earnings release reporting TEGNA Inc.'s financial results for the quarter and nine months ended September 30, 2016).